SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No.3

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 2, 2004

Commission file number 0-49659

XRG, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	58-2583457

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

5301 Cypress Street, Suite 111, Tampa, Florida 33607

(Address of principal executive offices)

(813) 637-0700

(Issuer’s telephone number)

Item 7. Financial Statements, Pro Forma Financial Instructions and Exhibits
SIGNATURES
Form of Stock Purchase Agreement
Form of Series A Common Stock Purchase Warrant
Form of Series Common Stock Purchase Warrant
Registration Rights Agreement
Agreement and Plan of Merger
Addendums to Agreement and Plan of Merger
Articles of Merger
Master Equipment Lease Agreement
Employment Agreement
Employment Agreement
Employment Agreement
Employment Agreement
Employment Agreement
Employment Agreement
Blanket Corporate Guranty
Agreement and Plan of Merger
Addendum to Agreement and Plan of Merger
Articles and Plan of Merger
Stock Escrow Agreement
Noncompetition Agreement with Richard Venable
Asset Acquisition Agreement
Bill of Sale
Commercial Sublease Agreement
Employment Agreement
Employment Agreement
Asset Purchase Agreement
Bill of Sale
Commercial Sublease Agreement
Employment Agreement
Employemnt Agreement
Asset Acquisition Agreement
Bill of Sale
Commercial Sublease Agreement
Security Agreement
Noncompetition and Consulting Agreement
Financial Statements of Highway Transport, Inc.
Financial Statements of Highbourne Corporation
Financial Statements of Express Freight Systems
Financial Statements of Carolina Truck Connection
Financial Statements of RSV, Inc.

This Amendment No. 2 to the Current Report on Form 8-K originally filed by XRG, Inc. on April 30, 2004 in connection with the Changes in Control of Registrant pursuant to a Stock Purchase Agreement with Barron Partners, LP and the acquisitions of five truckload carriers is being filed to amend Item 7 to include the required financial information and exhibits omitted from the April 30, 2004 Form 8-K as permitted by subparagraphs (a)(4) and (b)(2) of Item 7.

Item 7. Financial Statements, Pro Forma Financial Instructions and Exhibits

(a)	Financial Statements of Businesses Acquired.

Highway Transport, Inc.

Report of Independent Auditors
Balance Sheets as of December 31, 2002 and 2003
Statements of Operations for the years ended December 31, 2002 and 2003
Statements of Retained Earnings for the years ended December 31, 2002 and 2003
Statements of Cash Flows for the years ended December 31, 2002 and 2003
Notes to financial Statements

Highbourne Corporation

Report of Independent Auditors
Balance Sheets as of December 31, 2002 and 2003
Statements of Operations for the years ended December 31, 2002 and 2003
Statements of Retained Earnings for the years ended December 31, 2002 and 2003
Statements of Cash Flows for the years ended December 31, 2002 and 2003
Notes to financial Statements

Express Freight Systems, Inc.

Report of Independent Auditors
Balance Sheets as of August 31, 2002 and 2003
Statements of Operations for the years ended August 31, 2002 and 2003
Statements of Retained Earnings for the years ended August 31,2002 and 2003
Statements of Cash Flows for the years ended August 31, 2002 and 2003
Notes to financial Statements

Carolina Truck Connection, Inc.

Report of Independent Auditors
Balance Sheet as of December 31, 2003
Statements of Operations from inception (January 22, 2003) to December 31, 2003
Statements of Retained Earnings from inception (January 22, 2003) to December 31, 2003
Statements of Cash Flows from inception (January 22, 2003) to December 31, 2003
Notes to financial Statements

RSV, Inc.

Report of Independent Auditors
Balance Sheets as of December 31, 2002 and 2003
Statements of Operations for the years ended December 31, 2002 and 2003
Statements of Retained Earnings for the years ended December 31, 2002 and 2003
Statements of Cash Flows for the years ended December 31, 2002 and 2003
Notes to financial Statements

     (b) Pro Forma Financial Information.

           It is not practicable to file the required pro forma financial information of the acquisitions identified in Item 2 above at this time. Accordingly, pursuant to Item 7(b)(2) of Form 8-K, the Registrant will file such pro forma financial information under cover of Form 8-K/A as soon as practicable.

     (c) Exhibits.

     The following exhibits related to transactions in the Form 8-K originally filed by XRG, Inc. on April 30, 2004 are filed herewith:

Item 1 Exhibits

Exhibit No.	Identification of Exhibit
10.1	Form of Stock Purchase Agreement between XRG, Inc. and Barron Partners, LP, dated March 31, 2004.

10.2	Form of Series A Common Stock Purchase Warrant, issued to Barron Partners, LP.

Exhibit No.	Identification of Exhibit
10.3	Form of Series B Common Stock Purchase Warrant, issued to Barron Partners, LP.

10.4	Registration Rights Agreement by and between XRG, Inc. and Barron Partners, LP.

Item 2 Exhibits

Express Freight Systems, Inc.

Exhibit No.	Identification of Exhibit
10.5	Agreement and Plan of Merger by and among XRG, Inc., XRG Acquisition Sub I, Inc., Express Freight Systems, Inc. and the Shareholders of Express Freight Systems, Inc., originally dated January 31, 2004.

10.6	Addendums to Agreement and Plan of Merger, dated March 29, 2004 and April 21, 2004.

10.7	Articles of Merger between XRG Acquisition Sub I, Inc. and Express Freight Systems, Inc., filed April 21, 2004 – including Plan of Merger.

10.8	Master Equipment Lease Agreement by and between Express Leasing Systems, Inc. and Express Freight Systems, Inc., dated April 21, 2004.

10.9	Employment Agreement between Express Freight Systems, Inc. and John Limerick, Sr.

10.10	Employment Agreement between Express Freight Systems, Inc. and Matthew Limerick.

10.11	Employment Agreement between Express Freight Systems, Inc. and Gregory L. Poe.

10.12	Employment Agreement between Express Freight Systems, Inc. and John Limerick, III

10.13	Employment Agreement between Express Freight Systems, Inc. and Douglas F. Varnell.

10.14	Employee Agreement between Express Freight Systems, Inc. and Mark Limerick.

Exhibit No.	Identification of Exhibit
10.15	Blanket Corporate Guaranty of XRG, Inc.

RSV, Inc. Merger

Exhibit No.	Identification of Exhibit
10.16.	Agreement and Plan of Merger by and between XRG, Inc. and its wholly owned subsidiary XRG Acquisition Sub II, Inc. and RSV, Inc., a Tennessee corporation and its Shareholders, dated February, 2004 with Addendum, dated March 29, 2004.

10.16.5	Addendum to Agreement and Plan of Merger dated March 29, 2004.

10.17	Articles and Plan of Merger by and between RSV, Inc. and XRG Acquisition Sub II, Inc., filed on April 29, 2004.

10.18	Stock Escrow Agreement by and between XRG, Inc. and Richard Venable.

10.19	Noncompetition Agreement with Richard Venable.

Highway Transport, Inc.

Exhibit No.	Identification of Exhibit
10.21	Asset Acquisition Agreement by and between XRG, Inc., Highway Transport, Inc. and the Shareholders of Highway Transport, Inc., dated March 31, 2004.

10.22	Bill of Sale, Assignment of Contract, and Assumption Agreement by and between Highway Transport, Inc. and XRG, Inc., effective April 2, 2004 (without exhibits).

10.23	Commercial Sublease Agreement, executed by XRG, Inc. in connection with Highway Transport, Inc. facilities.

10.24	Employment Agreement by and between XRG Logistics, Inc. and Eddie R. Brown.

Exhibit No.	Identification of Exhibit
10.25	Employment Agreement by and between XRG Logistics, Inc. and Milton Adams.

Highbourne Corporation

Exhibit No.	Identification of Exhibit
10.26	Asset Purchase Agreement dated February 28, 2004, by and between Highbourne Corporation, XRG, Inc. and the Shareholders of Highbourne Corporation.

10.27	Bill of Sale, Assignment of Contract and Assumption Agreement by and between Highbourne Corporation and XRG, Inc., effective April 2, 2004 (without exhibits).

10.28	Commercial Sublease Agreement, executed by XRG, Inc. in connection with the Sublease of the Highbourne Corporation facilities.

10.29	Employment Agreement by and between XRG Logistics, Inc. and Sherrie J. Kenner.

10.30	Employment Agreement by and between XRG Logistics, Inc. and Steven M. Orenic.

Carolina Truck Connection, Inc.

Exhibit No.	Identification of Exhibit
10.31	Asset Purchase Agreement, dated February, 2004 by and among XRG, Inc., Carolina truck Connection, Inc. and the Shareholders of Carolina Truck Connection, Inc.

10.32	Bill of Sale, Assignment of Contract and Assumption Agreement by and between Carolina Truck Connection, Inc. and XRG, Inc., effective April 28, 2004 (without exhibits).

10.33	Commercial Sublease Agreement, executed by XRG, Inc. in connection with the Carolina Truck Connection, Inc. facilities.

Exhibit No.	Identification of Exhibit
10.34	Security Agreement by and between XRG, Inc. and Larry Puckridge.

10.35	Noncompetition and Consulting Agreement of Mr. Larry Puckridge.

Financial Statements of Businesses Acquired

99.1	Financial Statements of Highway Transport, Inc.

99.2	Financial Statements of Highbourne Corporation

99.3	Financial Statements of Express Freight Systems, Inc.

99.4	Financial Statements of Carolina Truck Connection, Inc.

99.5	Financial Statements of RSV, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

XRG, Inc.

Date: July 9, 2004	By: /s/ Kevin Brennan

Kevin Brennan Chief Executive Officer